Exhibit 21

List of Subsidiaries of the Registrant

Company Name	Jurisdiction

AESR, LLC	United States
CEREALES PARTNERS LATIN AMERICA LLC	United States
COLOMBO, INC.	United States
CROISSANT KING PTY LIMITED	Australia
D.H. AUSTRAL (URUGUAY) SOCIEDAD ANONIMA	Uruguay
ELYSEES CONSULT S.A.	France
FYL CORP.	United States
GARDETTO’S BAKERY, INC.	United States
GCF SERVICIOS DE MEXICO S. DE R.L. DE C.V.	Mexico
GENERAL MILLS (SUISSE) SVE SARL	Switzerland
GENERAL MILLS ARGENTINA L.S., LLC	United States
GENERAL MILLS ARGENTINA S.A.	Argentina
GENERAL MILLS ASIA PACIFIC LIMITED	Hong Kong
GENERAL MILLS ASIA PTE. LTD.	Singapore
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BAKERY & FOOD SERVICE PTY LTD	Australia
GENERAL MILLS BAKERY AND FOODSERVICE MANUFACTURING PTY LIMITED	Australia
GENERAL MILLS BELGIUM, SNC	Belgium
GENERAL MILLS BERWICK LIMITED	United Kingdom
GENERAL MILLS BRASIL LTDA	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada
GENERAL MILLS CAPITAL, INC.	United States
GENERAL MILLS CEREALS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS CEREALS PROPERTIES, LLC	United States
GENERAL MILLS CEREALS, LLC	United States
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CHINA LIMITED	Hong Kong
GENERAL MILLS CONTINENTAL SA	Chile
GENERAL MILLS CONTINENTAL, INC.	United States
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DE VENEZUELA, C.A.	Venezuela
GENERAL MILLS DIRECT MARKETING, INC.	United States
GENERAL MILLS ENTERTAINMENT, INC.	United States
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS EXCHANGE SUB, LLC	United States
GENERAL MILLS FACTORING LLC	United States
GENERAL MILLS FINANCE, INC.	United States
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS, INC.	Philippines
GENERAL MILLS FOUNDATION	United States
GENERAL MILLS FRANCE (SAS)	France
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO LTD.	Bermuda
GENERAL MILLS GMBH	Germany
GENERAL MILLS GUAM, INC.	United States

Company Name	Jurisdiction

GENERAL MILLS HD JAPAN B.V.	Netherlands
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (SPAIN) ETVE, S.L.	Spain
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HOLLAND B.V.	Netherlands
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS ICF SARL	Switzerland
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL (FRANCE) SAS	France
GENERAL MILLS INTERNATIONAL A, INC.	United States
GENERAL MILLS INTERNATIONAL B, INC.	United States
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	United States
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	United States
GENERAL MILLS INTERNATIONAL FINANCE, LLC	United States
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC	United States
GENERAL MILLS INTERNATIONAL LIMITED	United States
GENERAL MILLS INTERNATIONAL SARL	Switzerland
GENERAL MILLS INTERNATIONAL Y COMPANIA S. EN N.C. DE C.V.	Mexico
GENERAL MILLS IP HOLDINGS I, LLC	United States
GENERAL MILLS IP HOLDINGS II, LLC	United States
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea, Republic of
GENERAL MILLS LANDES (SAS)	France
GENERAL MILLS LEBANON S.A.L.	Lebanon
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg
GENERAL MILLS MAARSSEN B.V.	Netherlands
GENERAL MILLS MAARSSEN HOLDING, INC.	United States
GENERAL MILLS MAGHREB SARL	Morocco
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia
GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia
GENERAL MILLS MARKETING, INC.	United States
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	United States
GENERAL MILLS N.A., N.V.	Netherlands Antilles
GENERAL MILLS NETHERLANDS B.V.	Netherlands
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS NORTH AMERICA AFFILIATES	Canada
GENERAL MILLS OPERATIONS, INC.	United States
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PRODUCTS CORP.	United States
GENERAL MILLS PROPERTIES, INC.	United States
GENERAL MILLS RH, INC.	United States
GENERAL MILLS RIGHTS HOLDINGS, LLC	United States
GENERAL MILLS RUSSIA HOLDING, INC.	United States

Company Name	Jurisdiction

GENERAL MILLS SALES, INC.	United States
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	United States
GENERAL MILLS SNACKS HOLDING B.V.	Netherlands
GENERAL MILLS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
GENERAL MILLS TAIWAN LIMITED	Taiwan, Province of China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS VENEZUELA B.V.	Netherlands
GENERAL MILLS VENTAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS, INC.	United States
GIGANTE VERDE Y COMPANIA, S. EN N.C. DE C.V.	Mexico
GIGANTE VERDE, INC.	United States
GM CEREALS HOLDINGS, INC.	United States
GM CEREALS OPERATIONS, INC.	United States
GM CLASS B, INC.	United States
GMEAF SNC	France
GMSNACKS, SCA	France
GOLD MEDAL INSURANCE CO.	United States
GREEN GIANT ASIA PACIFIC LTD.	Taiwan, Province of China
GREEN GIANT INTERNATIONAL, INC.	United States
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HÄAGEN-DAZS ARRAS SNC	France
HÄAGEN-DAZS BELGIUM (S.A. N.V.)	Belgium
HÄAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	United States
HÄAGEN-DAZS NEDERLAND B.V.	Netherlands
HÄAGEN-DAZS TAIWAN LIMITED	Taiwan, Province of China
HANGZHOU H.D. FOOD COMPANY LTD	China
HD CHINA B.V.	Netherlands
HD MARKETING & DISTRIBUTION PHILIPPINES, INC.	Philippines
HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	United States
INMOBILIARIA SELENE, S.A. DE C.V.	Mexico
INO FITA GMBH	Germany
LA SALTENA S.A.	Argentina
MILLS ONLINE, INC.	United States
NORTHGATE PARTNERS L.L.C.	United States
OLD EL PASO FOODS B.V.	Netherlands
PET INCORPORATED	United States
PILLSBURY FROZEN FOODS HOLDINGS (GUANGZHOU) LIMITED	Virgin Islands, British
PILLSBURY FROZEN FOODS HOLDINGS (SHANGHAI) LIMITED	Virgin Islands, British
PILLSBURY MEXICO, S.A. DE C.V.	Mexico
PILLSBURY PHILIPPINES INTERNATIONAL, INC.	Philippines
PILLSBURY PUERTO RICO, INC.	Puerto Rico
PILLSBURY SHANGHAI FROZEN FOODS, LIMITED	China
PINEDALE HOLDINGS PTE LIMITED	Singapore
PINEDALE TRADING PTE LIMITED	Singapore
POPCORN DISTRIBUTORS, INC.	United States
PROGRESSO QUALITY FOODS COMPANY	United States
RDL COAL LLC	United States
SHANGHAI GENERAL MILLS CONSULTING LTD.	China
SHANGHAI H.D. FOOD COMPANY LIMITED	China

Company Name	Jurisdiction

SHANGHAI HÄAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI SHANMEI HÄAGEN-DAZS ICE CREAM COMPANY LIMITED	China
SHAW COAST BUSINESS - SGPS LDA	Portugal
SMALL PLANET FOODS, INC.	United States
SUPER FITNESS INTERNATIONAL S.A.	Panama
THE PILLSBURY COMPANY	United States
WASHBURN INVESTMENT OFFICE INCORPORATED	United States
WIN/WIN RADIO, INC.	United States
YOPLAIT USA, INC.	United States

Joint Ventures

Company Name	Jurisdiction

8th CONTINENT, LLC	United States
C.P. HELLAS EEIG	Greece
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H & Co. OHG	Austria
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H.	Austria
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.D. CEREAL PARTNERS DEUTSCHLAND VERWALTUNGSGESELLSCHAFT mbH	Germany
C.P.W. MEXICO S. de R.L. de C.V.	Mexico
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS (THAILAND) LIMITED	Thailand
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE B.V.	Netherlands
CEREAL PARTNERS FRANCE, SNC	France
CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA TRADING LIMITED LIABILITY COMPANY	Hungary
CEREAL PARTNERS LLC	Russia
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS TRADING, LLC	Russia
CEREAL PARTNERS U.K.	United Kingdom
CEREAL PARTNERS VENEZUELA	Venezuela
CEREALES C.P.W. BOLIVIA S.R.L.	Bolivia
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CEREALES PARTNERS COLOMBIA LTDA.	Colombia
CEREALES PARTNERS L.L.C. - UTE	Argentina
CP COLOMBIA ACP	Colombia
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW AUSTRALIA	Australia
CPW BRASIL LTDA.	Brazil
CPW DOMINICAN REPUBLIC	Dominican Republic
CPW ECUADOR	Ecuador
CPW HONG KONG LIMITED	Hong Kong
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland

JOINT VENTURES

CPW PARAGUAY S.R.L.	Paraguay
CPW PHILIPPINES, INC.	Philippines
CPW ROMANIA	Romania
CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
CPW TRINIDAD AND TOBAGO, LTD.	Trinidad and Tobago
CPW URUGUAY S.A.	Uruguay
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong
HÄAGEN-DAZS JAPAN, INC.	Japan
HÄAGEN-DAZS KOREA CO., LTD.	Korea, Republic of
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand
MESI FUEL STATION NO. 1, L.L.C.	United States
NESTLÉ GENERAL MILLS FOODS SHANGHAI LTD.	China
PT CEREAL PARTNERS INDONESIA	Indonesia
SERETRAM (SAS)	France